UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2012

FOSSIL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19848	75-2018505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 S. Central Expressway
Richardson, Texas	75080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 234-2525

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 9, 2012, Fossil, Inc. (the “Company”) and its wholly owned subsidiaries, Fossil Europe B.V. (“Fossil Europe”) and Fossil (East) Limited (“Fossil HK” and together with the Company and Fossil Europe, “Buyers”), entered into a Purchase Agreement (the “Purchase Agreement”) with Skagen Designs, Ltd. (“Skagen US”), Skagen Designs Limited (“Skagen HK”), the stockholders of Skagen US, Skagen HK and Skagen Designs Holding A/S (collectively the “Sellers”) and Charlotte K. Jorst, solely in her capacity as the Representative.

Pursuant to the Purchase Agreement, Buyers agreed to acquire from Sellers all of the issued and outstanding shares of the capital stock of Skagen US, Skagen HK and Skagen Designs Holding A/S for total consideration of (i) $225 million in cash (the “Cash Purchase Price”), subject to certain working capital adjustments and (ii) 150,000 shares (the “Consideration Shares”) of common stock of the Company, par value $0.01 per share (the “Common Stock”). In addition, the Purchase Agreement provides for the payment of up to an additional 100,000 shares of Common Stock if the Company’s fiscal 2012 net sales of Skagen-branded products (including all corporate/private label related brands other than “Grenen”) exceed certain thresholds. Any shares of Common Stock issued pursuant to the Purchase Agreement will be subject to a six month transfer restriction from the date of issuance. Pursuant to the Purchase Agreement, $20 million of the Cash Purchase Price will be held in an escrow account for a period of 18 months following the closing to secure certain indemnification obligations of Sellers under the Purchase Agreement.

The Purchase Agreement contains customary representations, warranties and covenants.

The transaction is subject to the satisfaction or waiver of customary closing conditions, including, without limitation, the receipt of all necessary regulatory and governmental approvals and authorizations. In addition, in connection with the Purchase Agreement, the Company or an affiliate of the Company has entered into employment, noncompetition and nonsolicitation agreements with certain key employees of Skagen US and Skagen HK to be effective upon closing. Pursuant to the Purchase Agreement, the Sellers would also be subject to a noncompetition agreement that would restrict them from competing against the Company or its subsidiaries for three years following the closing.

A copy of the Purchase Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement.

The Purchase Agreement and the above description of the Purchase Agreement have been included to provide investors and security holders with information regarding the terms of the Purchase Agreement. They are not intended to provide any other factual information about the Company, Buyers, Sellers, or their respective subsidiaries and affiliates. The Purchase Agreement contains representations and warranties of Sellers solely for the benefit of Buyers. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that Sellers have delivered to Buyers in connection with signing the Purchase Agreement as of a specific date. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties of Sellers set forth in the Purchase Agreement. Therefore, investors and security holders should not treat them as categorical statements of fact. Moreover, these representations and warranties may apply standards of materiality in a way that is different from what may be material to investors and were made only as of the date of the Purchase Agreement or such other date or dates as may be specified in the Purchase Agreement and are subject to more recent developments.

Item 8.01 Other Events.

On January 10, 2012, the Company issued a press release announcing the execution of the Purchase Agreement. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

2.1*	Purchase Agreement, dated January 9, 2012, by and among Fossil, Inc., Fossil Europe B.V., Fossil (East) Limited, Skagen Designs, Ltd., Skagen Designs Limited, Charlotte K. Jorst, solely in her capacity as the Representative, and the stockholders of Skagen Designs, Ltd., Skagen Designs Limited and Skagen Designs Holding A/S.

99.1	Press Release, issued January 10, 2012.

*	Schedules and exhibits to the Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

Safe Harbor

Certain statements contained herein that are not historical facts constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and involve a number of risks and uncertainties. The actual results of the future events described in such forward-looking statements could differ materially from those stated in such forward-looking statements. Among the factors that could cause actual results to differ materially are: changes in economic trends and financial performance, changes in consumer demands, tastes and fashion trends, lower levels of consumer spending resulting from a general economic downturn, shifts in market demand resulting in inventory risks, changes in foreign currency rates, and the outcome of current and possible future litigation, as well as the risks and uncertainties set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended January 1, 2011 and its Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. The forward-looking statements included in this Form 8-K are made only as of the date of this Form 8-K, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOSSIL, INC.

Date: January 11, 2012	By:	/s/ Mike L. Kovar
		Name:	Mike L. Kovar
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit

2.1*	Purchase Agreement, dated January 9, 2012, by and among Fossil, Inc., Fossil Europe B.V., Fossil (East) Limited, Skagen Designs, Ltd., Skagen Designs Limited, Charlotte K. Jorst, solely in her capacity as the Representative, and the stockholders of Skagen Designs, Ltd., Skagen Designs Limited and Skagen Designs Holding A/S.

99.1	Press Release, issued January 10, 2012.

*	Schedules and exhibits to the Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.